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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K
                               _________________



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





        FEBRUARY 17, 2000                            0-16132
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          Date of Report                        Commission File Number
(Date of earliest event reported)



                               CELGENE CORPORATION
             (Exact name of registrant as specified in its charter)



         DELAWARE                                    22-2711928
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  (State or other jurisdiction                    (I.R.S. Employer
of incorporation or organization)               Identification Number)


                               7 Powder Horn Drive
                            Warren, New Jersey 07059
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               (Address of Principal Executive Offices) (Zip Code)


                                 (732) 271-1001
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              (Registrant's telephone number, including area code)


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ITEM 5.   OTHER EVENTS.

          On February 17, 2000, Celgene Corporation (the "Company") amended the Rights Agreement, dated as of September 16, 1996 between the Company and American Stock Transfer & Trust Company, as Rights Agent (the "Rights Agreement"), changing the initial exercise price thereunder from $100.00 per Right (as defined in the Rights Agreement) to $700.00 per Right and extending the Final Expiration Date (as that term is defined in the Rights Agreement) to February 17, 2010.

          Amendment Number One to the Rights Agreement is filed as an exhibit hereto and is hereby incorporated by reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  not applicable

     (b)  not applicable

     (c)  EXHIBITS

          99 Amendment Number One to the Rights Agreement dated as of September 16, 1996 between Celgene Corporation and American Stock Transfer & Trust Company, as Rights Agent.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 18, 2000                CELGENE CORPORATION



                                       By:   /S/ JOHN W. JACKSON
                                           -------------------------------
                                             Name:  John W. Jackson
                                             Title: Chairman of the Board and
                                                    Chief Executive Officer


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                                  EXHIBIT INDEX



     Exhibit                       Description                            Page
     -------   ------------------------------------------------------     ----

        99 Amendment Number One to the Rights Agreement dated as of September 16, 1996 between Celgene
               Corporation and American Stock Transfer & Trust Company, as Rights Agent.